Exhibit 99.1

SL GREEN REALTY CORP. ANNOUNCES INCREASE IN
ANNUAL ORDINARY DIVIDEND TO $3.09 PER SHARE

NEW YORK—December 6, 2024—SL Green Realty Corp. (NYSE: SLG), Manhattan’s largest office landlord, announced today that its board of directors has established an annual ordinary dividend on SL Green’s common stock for 2025 of $3.09 per share, an increase of 3.0%. The ordinary dividend will continue to be paid in cash on a monthly basis. The first monthly ordinary dividend of $0.2575 per share is payable on January 15, 2025, to stockholders of record at the close of business on December 31, 2024.

"We are proud to reward our shareholders with an increase in our ordinary dividend as earnings and taxable income grow amid the backdrop of the best performing office market in the country," said Matt DiLiberto, Chief Financial Officer. "Providing a sustainable, recurring cash dividend to our shareholders is a fundamental part of our business strategy."

The board of directors also declared the regular quarterly dividend on the company's Series I Preferred Stock for the period October 15, 2024 through January 14, 2025 of $0.40625 per share, which is the equivalent of an annualized dividend of $1.625 per share. The dividend is payable in cash on January 15, 2025 to shareholders of record at the close of business on December 31, 2024.

About SL Green Realty Corp.

SL Green Realty Corp., Manhattan's largest office landlord, is a fully integrated real estate investment trust, or REIT, that is focused primarily on acquiring, managing and maximizing value of Manhattan commercial properties. As of September 30, 2024, SL Green held interests in 55 buildings totaling 31.8 million square feet. This included ownership interests in 28.1 million square feet of Manhattan buildings and 2.8 million square feet securing debt and preferred equity investments.

Forward Looking Statement

This press release includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), development trends of the real estate industry and the New York metropolitan area markets, occupancy, business strategies, expansion and growth of our operations and other similar matters, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

SLG – DIV